UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 18, 2017 (October 17, 2017)

GSV CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-35156	27-4443543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2925 Woodside Road

Woodside, CA 94062

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 235-4769

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On October 17, 2017, Mark Flynn resigned from his positions as President of GSV Capital Corp. (the “Company”) and as a member of the Board of Directors of the Company (the “Board”), effective October 17, 2017, in connection with a transition in the management of the Company. In connection with Mr. Flynn’s resignation, the Board reduced the number of directors that constitute the full Board to six (6) directors from seven (7) directors. Mr. Flynn will continue to provide services to GSV Asset Management, LLC, the Company’s external investment adviser (the “Adviser”), pursuant to a consulting agreement with the Adviser.

(c)           In addition, on October 17, 2017, the Board appointed William Tanona to serve as President of the Company, effective October 17, 2017, in order to fill the vacancy created by Mr. Flynn’s resignation as President of the Company. Mr. Tanona currently serves, and will continue to serve, as Chief Financial Officer, Treasurer and Corporate Secretary of the Company.

Mr. Tanona, 43, has served as the Company’s Chief Financial Officer, Treasurer and Secretary since June 2014. Mr. Tanona was a managing director at Fortress Investment Group from December 2011 to June 2014. Prior to joining Fortress in 2011, Mr. Tanona was a Managing Director at UBS AG from December 2010 to June 2011 and was a Managing Director at Collins Stewart from May 2009 to June 2010. He had previously spent over a decade at global investment banks including Goldman Sachs and JPMorgan as an equity research analyst covering financial institutions. Mr. Tanona graduated from Villanova University’s School of Business with an Accounting major and has been awarded the Chartered Financial Analyst (CFA) designation.

There is no arrangement or understanding between Mr. Tanona and any other person pursuant to which he was appointed as President of the Company, nor is there any family relationship between Mr. Tanona and any of the Company’s directors or other executive officers. Further, with regard to Mr. Tanona, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2017	GSV CAPITAL CORP.

	By:	/s/ William F. Tanona
William F. Tanona President, Chief Financial Officer, Treasurer and Corporate Secretary